Note 1 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Text Block]
Note 1:       Summary of Significant Accounting Policies

Fiscal year

Effective for 2012 and future periods, the Company’s fiscal year ends on December 31.  For years prior to 2012, the Company’s fiscal year ended on the last Sunday in December.  Results for 2012 are for a 53-week plus one day period ended December 31, 2012, while results for 2011 and 2010 are for the 52-week periods ended December 25, 2011, and December 26, 2010, respectively.

Principles of consolidation

The accompanying financial statements include the accounts of Media General, Inc., subsidiaries more than 50% owned, and its Variable Interest Entity (VIE), for which Media General, Inc. is the primary beneficiary (collectively, the Company).  Intercompany balances and transactions have been eliminated.

The Company owns and operates 18 network-affiliated broadcast television stations which are primarily located in the Southeastern United States; each television station has an associated website.  In the third quarter of 2012, the Company streamlined its management structure such that it now has two operating segments each consisting of nine television stations and their associated websites divided on the basis of geographic region.  The Company has determined that these operating segments meet the criteria to be aggregated into one reporting segment.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The Company re-evaluates its estimates on an ongoing basis.  Actual results could differ from those estimates.

Presentation

As explained further below, the Company has adjusted its historical financial statements to present all newspapers, its former Advertising Services businesses, and its Production Services company as discontinued operations for all periods presented.  Accordingly, certain prior-year financial information has been reclassified to conform with the current year’s presentation.

Revenue recognition

The Company’s principal sources of revenue are advertising revenue (which includes the sale of airtime on its television stations and the sale of advertising on its websites) and revenue derived from cable and satellite retransmission of its broadcast programming.

 Advertising revenue is recognized when advertisements are aired or displayed, or when related advertising services are rendered. Agency commissions related to broadcast advertising are recorded as a reduction of revenue.  Retransmission revenues from cable and satellite systems are recognized based on average monthly subscriber counts and contractual rates.

The Company’s advertising revenue (net of agency commissions) and cable and satellite retransmission revenue for 2012, 2011, and 2010 were as follows:

(In thousands)	2012	2011	2010
Advertising revenue (net of agency commissions)	$311,036	$249,646	$276,173
Cable and satellite retransmission revenue	37,662	21,367	19,239

Cash, cash equivalents, and restricted cash

Cash in excess of current operating needs is invested in various short-term instruments carried at cost that approximates fair value.  Those short-term investments having an original maturity of three months or less are classified in the balance sheet as cash equivalents.

The Company’s agents require the Company to post cash as collateral for its letter of credit arrangements.  These restricted cash balances ($4.8 million as of December 31, 2012) are classified in the balance sheet as other current assets or other assets depending on the expected term.

Derivatives

Derivatives are recognized as either assets or liabilities on the balance sheet at fair value.  For derivative instruments that are designated as cash flow hedges, the effective portion of the change in value of the derivative instrument is reported as a component of the Company’s other comprehensive income (loss) and is reclassified into earnings (e.g., interest expense for interest rate swaps) in the same period or periods during which the hedged transaction affects earnings.  For derivative instruments not designated as hedging instruments, the gain or loss is recognized in the Company’s current earnings during the period of change.

Accounts receivable and concentrations of credit risk

The Company provides services to a wide variety of customers located principally in the southeastern United States.  The Company’s trade receivables primarily result from the sale of advertising and have a contractual maturity of less than one year.  The Company routinely assesses the financial strength of significant customers, and this assessment, combined with the size and geographic diversity of its customer base, limits its concentration of risk with respect to trade receivables.  The Company maintains an allowance for doubtful accounts based on both the aging of accounts at period end and specific reserves for certain customers.  Accounts are written off when deemed uncollectible.

Self-insurance

The Company self-insures for certain employee medical and disability income benefits, workers’ compensation costs, as well as automobile and general liability claims.  The Company’s responsibility for workers’ compensation and auto and general liability claims is capped at a certain dollar level (generally $100 thousand to $350 thousand depending on claim type).  Insurance liabilities are calculated on an undiscounted basis based on actual claim data and estimates of incurred but not reported claims.  Estimates for projected settlements and incurred but not reported claims are based on development factors, including historical trends and data, provided by a third party.

Broadcast film rights

Broadcast film rights consist principally of rights to broadcast syndicated programs, sports and feature films and are stated at the lower of cost or estimated net realizable value.  Program rights and the corresponding contractual obligations are recorded as other assets (based upon the expected use in succeeding years) and as other liabilities (in accordance with the payment terms of the contract) in the Consolidated Balance Sheets when programs become available for use.  Generally, program rights of one year or less are amortized using the straight-line method; program rights of longer duration are amortized using an accelerated method based on the expected useful life of the program.

Company-owned life insurance

The Company owns life insurance policies on executives, current employees, former employees and retirees. Management considers these policies to be operating assets.  Cash surrender values of life insurance policies are presented net of policy loans.  Borrowings and repayments against company-owned life insurance are reflected in the operating activities section of the Statement of Cash Flows.

Property and depreciation

Plant and equipment are depreciated, primarily on a straight-line basis, over the estimated useful lives which are generally 40 years for buildings and range from 3 to 30 years for machinery and equipment.  Depreciation deductions are computed by accelerated methods for income tax purposes.  Major renovations and improvements as well as interest cost incurred during the construction period of major additions are capitalized.  Expenditures for maintenance, repairs and minor renovations are charged to expense as incurred.

Intangible and other long-lived assets

Intangible assets consist of goodwill (which is the excess of purchase price over the net identifiable assets of businesses acquired), FCC licenses, network affiliations, and certain advertiser and programming relationships.  Indefinite-lived intangible assets (goodwill and FCC licenses) are not amortized, but finite-lived intangibles (network affiliations and advertiser and programming relationships) are amortized using the straight-line method over periods ranging from one to 25 years.  Internal use software is amortized on a straight-line basis over its estimated useful life, not to exceed five to seven years.

Annually, or more frequently if impairment indicators are present, management evaluates the recoverability of indefinite-lived intangibles using estimated discounted cash flows and market factors to determine fair value.  When indicators of impairment are present, management evaluates the recoverability of long-lived tangible and finite-lived intangible assets by reviewing current and projected profitability using undiscounted cash flows of such assets.

FCC broadcast licenses are granted for maximum terms of eight years and are subject to renewal upon application to the FCC.  The licenses remain in effect until action on the renewal applications has been completed.  The Company has filed all of its applications for renewal in a timely manner prior to the applicable expiration dates and expects its applications will be approved when the FCC works through its backlog, as is routine in the industry.    The Company’s CBS network affiliation agreements are due for renewal in a weighted-average period of approximately two years.  The Company’s network affiliation agreement for its single ABC station is due for renewal in one and one-half years.  The Company’s network affiliation agreement with NBC is due for renewal in three years.  The Company currently expects that it will renew these network affiliation agreements prior to their expiration dates.  Costs associated with renewing or extending intangible assets have historically been insignificant and are expensed as incurred.

Income taxes

The Company provides for income taxes using the liability method.  The provision for, or benefit from, income taxes includes deferred taxes resulting from temporary differences in income for financial statement and tax purposes.  Such temporary differences result primarily from differences in the carrying value of assets and liabilities.  Valuation allowances are established when it is estimated that it is “more likely than not” that the deferred tax asset will not be realized.  The evaluation prescribed includes the consideration of all available evidence regarding historical operating results including the estimated timing of future reversals of existing taxable temporary differences, estimated future taxable income exclusive of reversing temporary differences and carryforwards, and potential tax planning strategies which may be employed to prevent an operating loss or tax credit carryforward from expiring unused.  Future taxable income may be considered with the achievement of positive cumulative financial reporting income (generally the current and two preceding years).  Once a valuation allowance is established, it is maintained until a change in factual circumstances gives rise to sufficient income of the appropriate character and timing that will allow a partial or full utilization of the deferred tax asset.  Residual deferred taxes related to comprehensive income (loss) items are removed from comprehensive income (loss) and affect net income (loss) when final settlement of the items occurs.

Comprehensive income (loss)

The Company’s comprehensive income (loss) consists of net income (loss), pension and postretirement related adjustments, and, when applicable, recognition of deferred gains or losses on derivatives designated as hedges.

New accounting pronouncements

In July 2012, the FASB issued Accounting Standards Update (“ASU”) 2012-02, which allows companies the option to first assess qualitative factors to determine if it is necessary to perform a quantitative impairment test on indefinite-lived intangible assets other than goodwill. The ASU is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, however, early adoption is permitted.  See Note 3 for further discussion of the Company’s early adoption of this standard.

The FASB issued ASU 2011-05, Statement of Comprehensive Income, as amended, which requires comprehensive income (loss) to be reported in either a continuous statement of comprehensive income (loss) or two separate, but consecutive, statements.  The guidance does not change the items or the measurement of the items that must be reported in other comprehensive income.  ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2011.  The Company adopted this standard in 2012 and elected to present comprehensive income (loss) in a separate statement.